                                  EXHIBIT 11(b)

                             CONSENT OF ROPES & GRAY

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" and "Experts" included in or made a part of Post-Effective Amendment No. 47 to the Registration Statement of The One Group(R) (Nos. 2-95973 and 811-4236) on Form N-1A under the Securities Act of 1933, as amended.



/s/Ropes & Gray
ROPES & GRAY
Washington, D.C.
December 23, 1998







                                       26